UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDMENT NO. 1

to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

ARK RESTAURANTS CORP.

(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue

New York, New York 10003

(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 15, 2016, Ark Restaurants Corp. (the “Company”) filed a Current Report on Form 8-K to report, among other things, the acquisition on November 30, 2016 of the Original Oyster House, a restaurant and bar located in Gulf Shores, Alabama, and the Original Oyster House II, Inc., a restaurant and bar located in Spanish Fort, Alabama. The total purchase price of $10,750,000 included a bank loan of $8,000,000 from the Company’s existing lender. This Amendment to Form 8-K is being filed solely to file as exhibits the executed bank loan documents which were not previously available.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits

10.1	Second Amendment to Credit Agreement (Revolving Facility) dated as of November 30, 2016, by and between Ark Restaurants Corp. and Bank Hapoalim B.M.

10.2	Mortgage and Security Agreement (Alabama) dated as of November 30, 2016, by and between Ark Gulf Shores Real Estate LLC and Ark Causeway Real Estate LLC and Bank Hapoalim B.M.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

	By:	/s/ Michael Weinstein
	Name:	Michael Weinstein
	Title:	Chief Executive Officer

Date: January 27, 2017
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